Payments, by Project - USD ($) $ in Thousands		Taxes	Royalties	Fees	Prod. Entitlements	Bonuses	Total Payments
Total	[1]	$ 1	$ 0	$ 0	$ 0	$ 0	$ 2

[1]	All payments are reported in U.S. dollars. Payments made in currencies other than in U.S. dollars have been converted to U.S. dollars using the exchange rate existing at the time the payment was made.